UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 29, 2026

Vylor Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-43376	41-2930124
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 NW 62nd Avenue, Johnston, Iowa	50131
(Address of principal executive offices)	(Zip Code)

(515) 535-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VYLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Agreements with Corteva, Inc.

At 12:03 a.m., New York City time, on October 1, 2026 (the “Effective Time”), Corteva, Inc. (“Corteva”) completed its previously announced separation into two independent, publicly traded companies through the separation (“Separation”) of Corteva’s seed operating segment into an independent, publicly traded company, Vylor Inc. (the “Company”). The Separation was effected through a pro rata distribution of all of the outstanding shares of common stock, par value $0.01 per share, of the Company (“Company common stock”) to holders of common stock, par value $0.01 per share, of Corteva as of the close of business on September 24, 2026 (the “Distribution”).

As a result of the Distribution, the Company became an independent, publicly traded company. Company common stock commenced regular-way trading on the New York Stock Exchange under the symbol “VYLR” on October 1, 2026.

In connection with the Separation, on September 29, 2026, Corteva, the Company and, solely for specified purposes, EIDP, Inc. entered into a Separation and Distribution Agreement, and on October 1, 2026, Corteva and/or certain of its affiliates entered into certain agreements with the Company and/or certain of its affiliates, including each of the following:

●	Tax Matters Agreement;

●	Employee Matters Agreement;

●	Transition Services Agreement;

●	Intellectual Property Matters Agreement; and

●	Global Master Seed Treatment Supply Agreement.

Summaries of the material terms and conditions of each of the foregoing agreements can be found in the section entitled “Our Relationship with New Corteva Following the Spin-Off” of the Company’s information statement, dated September 24, 2026, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 25, 2026 (the “Information Statement”) and which summaries are incorporated herein by reference. The summaries of the Separation and Distribution Agreement, Tax Matters Agreement, Employee Matters Agreement, Transition Services Agreement, Intellectual Property Matters Agreement and Global Master Seed Treatment Supply Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such Separation and Distribution Agreement, Tax Matters Agreement, Employee Matters Agreement, Transition Services Agreement, Intellectual Property Matters Agreement and Global Master Seed Treatment Supply Agreement, which are attached as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.01 Changes in Control of Registrant.

Immediately prior to the Separation, the Company was an indirect wholly owned subsidiary of Corteva. As of the Effective Time, the Company became an independent, publicly traded company, and Corteva has no ownership interest in the Company. The information set forth under Item 1.01 above is incorporated by reference into this Item 5.01 in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Effective as of 12:00 a.m., New York City time, on October 1, 2026, the certificate of incorporation of the Company was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”) and the bylaws of the Company were amended and restated in their entirety (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled “Description of Our Capital Stock”, which description is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 5.05 Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Effective Time, in connection with the Separation, the Board adopted a Code of Conduct for all officers and employees of the Company and a Code of Ethics for Senior Financial Officers applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A description of the Code of Conduct and the Code of Ethics for Senior Financial Officers can be found in the Information Statement under the section entitled “Codes of Conduct and Financial Ethics”, which description is incorporated by reference into this Item 5.05. A copy of each code is available on the Corporate Governance section of the Company’s website at www.vylor.com/en/investors/corporate-governance/. The information on the Company’s website does not constitute part of this current report and is not incorporated by reference.

Item 8.01 Other Events.

In connection with the Separation, effective as of the Effective Time, the Board adopted Corporate Governance Guidelines and a Director Code of Conduct applicable to all members of the Board. Copies of these policies are available on the Corporate Governance section of the Company’s website at www.vylor.com/en/investors/corporate-governance/. The information on the Company’s website does not constitute part of this current report and is not incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated September 29, 2026, by and among Corteva, Inc., Vylor Inc. and, solely for the purposes set forth therein, EIDP, Inc.*

3.1	Amended and Restated Certificate of Incorporation of Vylor Inc.

3.2	Amended and Restated Bylaws of Vylor Inc.

10.1	Tax Matters Agreement, dated October 1, 2026, by and between Corteva, Inc. and Vylor Inc.

10.2	Employee Matters Agreement, dated October 1, 2026, by and between Corteva, Inc. and Vylor Inc.

10.3	Transition Services Agreement, dated October 1, 2026, by and between Corteva, Inc. and Vylor Inc.*

10.4	Intellectual Property Matters Agreement, dated October 1, 2026, by and among Corteva, Inc., Vylor Inc. and their respective affiliates*

10.5	Global Master Seed Treatment Supply Agreement, dated October 1, 2026, by and between Corteva Agriscience LLC and Pioneer Hi-Bred International, Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules or similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplemental copies of any of the omitted schedules or attachments upon request by the SEC.

Cautionary Statement Concerning Forward Looking Statements

The Company and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this Current Report on Form 8-K, in the Company’s other filings with the SEC, and in presentations, reports or letters to its stockholders.

In some cases, the Company identifies these forward-looking statements by such words or phrases as “plans,” “outlook,” “will,” “is designed to,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends,” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on the Company’s current views and assumptions regarding future events, future business conditions and the outlook for the Company based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” sections (and similar risk factors and cautionary statements) in all reports and forms filed by the Company with the SEC.

The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement. The Company specifically declines to undertake any obligation, and specifically disclaims any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYLOR INC.

By:	/s/ David P. Johnson
Name:	David P. Johnson
Title:	Chief Financial Officer

Date: October 5, 2026